                                                                      EXHIBIT 25

                                                                       CONFORMED

         _____________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          ___________________________

                                   FORM T-l

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          ___________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                          ___________________________

                     CHEMICAL TRUST COMPANY OF CALIFORNIA
         (formerly Manufacturers Hanover Trust Company of California)
              (Exact name of trustee as specified in its charter)

CALIFORNIA                                        94-2926573
(State of incorporation                           (I.R.S. employer
if not a national bank)                           identification No.)

50 California Street
San Francisco, California                         94111
(Address of principal executive offices)          (Zip Code)

                          ___________________________
                                  MATTEL, INC.
              (Exact name of obligor as specified in its charter)

DELAWARE                                    95-1567322
(State or other jurisdiction of             (I.R.S. employer
incorporation or organization)              identification No.)

333 Continental Boulevard
El Segundo, California                      90245-5012
(Address of principal executive offices)    (Zip Code)

                          ___________________________
                                Debt Securities
                      (Title of the indenture securities)
                       __________________________________

                                    GENERAL

ITEM 1.    GENERAL INFORMATION.

           Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

           Superintendent of Banks of the State of California,
             235 Montgomery Street, San Francisco, California 94104-2980. Board of Governors of the Federal Reserve System,
             Washington, D.C. 20551

      (b)  Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

ITEM 16.   LIST OF EXHIBITS

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

      3. Authorization to exercise corporate trust powers (Contained in Exhibit 2).

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

      5.   Not applicable.

      6. The consent of the Trustee required by Section 21(b) of the Act (See Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.   Not applicable.

      9.   Not applicable.

                                   SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles and State of California, on the 4th day of August, 1994.

                                       CHEMICAL TRUST COMPANY OF CALIFORNIA



                                       By  /s/ Paula Oswald
                                           ------------------------
                                           PAULA OSWALD
                                           Assistant Vice President

EXHIBIT 7. Report of Condition of the Trustee.
- --------------------------------------------------------------------------------

TRUST COMPANY

CONSOLIDATED REPORT OF CONDITION OF     Chemical Trust Company of California
                                    --------------------------------------------
                                                    (Legal Title)

LOCATED AT     San Francisco          San Francisco         CA          94111
           ---------------------------------------------------------------------
                  (City)                (County)          (State)       (Zip)

AS OF CLOSE OF BUSINESS ON           June 30, 1994           BANK NO. 1476
                           -------------------------------            ----
================================================================================

================================================================================
ASSETS                                               DOLLAR AMOUNT IN THOUSANDS


 1.   Cash and due from banks                                             3,334
 2.   U.S. Treasury securities                                            5,940
 3.   Obligations of other U.S. Government agencies and corporations      1,495
 4.   Obligations of States and political subdivisions
 5.   Other securities (including $              corporate stock)
                                   --------------
      (a)  Loans
      (b)  Less:  Reserve for possible loan losses
      (c)  Loans (Net)
 7.   Bank Premises, furniture and fixtures and other assets
      representing bank premises (including $ -0-      capital leases)      253
                                            ----------
 8.   Real estate owned other than bank premises
 9.   Investments in subsidiaries not consolidated
10.   Other assets (complete schedule on reverse)
      (including $2,513 intangibles)                                      7,550
                 ------
11.   TOTAL ASSETS                                                       18,572
                                                                         ======

LIABILITIES

12.   Liabilities For borrowed money
13.   Mortgage indebtedness (including $             capital leases)
                                        -------------
14.   Other liabilities (complete on schedule on reverse)                 3,173
15.   TOTAL LIABILITIES                                                   3,173
                                                                         ======
16.   Capital notes and debentures

SHAREHOLDERS EQUITY

17.   Preferred stock--
      (Number shares outstanding             ) Amount $
                                -------------
18.   Common stock--
      (Number shares authorized  100         ) Amount $
                                -------------
      (Number shares outstanding 100         ) Amount $       10
                                -------------
19.   Surplus                                  Amount $    9,990
20.   TOTAL CONTRIBUTED CAPITAL                                          10,000
21.   Retained earnings and other capital reserves                        5,399
22.   TOTAL SHAREHOLDERS EQUITY                                          15,399
23.   TOTAL LIABILITIES AND CAPITAL ACCOUNTS                             18,572
                                                                         ======

MEMORANDA

1.  Assets deposited with State Treasurer to qualify for
    exercise of fiduciary powers (market value)               605

- -------------------------------------------------------------------------------


The undersigned, Andrew Wilcox, Managing Director and
                 -------------------------------------
                          (Name and Title)

                 Patrick D. Fleck, Vice President & CFO
                 --------------------------------------
                             (Name and Title)

of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on   7/28/94, at San Francisco, California
              --------    --------------
               (Date)         (City)

              s/Andrew Wilcox                s/Patrick D. Fleck
              ---------------                ------------------
                (Signature)                     (Signature)




                           SCHEDULE OF OTHER ASSETS
                  Cost of Business Acquisitions            2,513
                  Accounts Receivable                      4,491
                  Accrued Interest                           107
                  Deferred Taxes                             318
                  Other                                      121
                    Total (same as Item 10)                7,550

                         SCHEDULE OF OTHER LIABILITIES

                  Accrued Income Taxes                     1,269
                  Accrued Expenses & A/P                     218
                  Accrued Inter company Exp/Pay              805
                  Accrued Pension & Benefits                 857
                  Other                                       24
                    Total (same as Item 14)                3,173
